SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2008

POLYONE CORPORATION
(Exact name of registrant as specified in charter)

Ohio (State or other jurisdiction of incorporation)	1-16091 (Commission File Number)	34-1730488 (I.R.S. Employer Identification No.)

PolyOne Center, 33587 Walker Road, Avon Lake, Ohio 44012
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (440) 930-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 1, 2008, PolyOne Corporation (the “Company”) issued a press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, announcing that it implemented a change to its management and segment organization as well as to the presentation of its financial results. The press release includes attachments that recast certain of the Company’s historical financial information according to the new presentation.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 - Press release, dated July 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYONE CORPORATION

Date: July 2, 2008	By:	/s/ Robert M. Patterson
Name: Robert M. Patterson
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 1, 2008